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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): June 26, 2001



                                CYBER-CARE, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



         FLORIDA                      0-20356                   65-0158479
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID
      of incorporation)                                            Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000


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Item 5. Other Events


   On June 26, 2001, John Haines resigned as a Director and Senior Vice President of the Registrant to pursue other personal endeavors. Mr. Haines did not note any disagreements on any matter relating to the Registrant's operations, policies or practices in his notice of resignation.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: June 28, 2001                       By: /s/ ARTHUR KOBRIN
                                              --------------------------
                                              Arthur Kobrin
                                              Chief Accounting Officer